Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Kenneth Siegel, Chief Executive Officer of SenesTech, Inc., certify that:

1. To my knowledge, the Quarterly Report on Form 10-Q of SenesTech, Inc. for the fiscal quarter ended March 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of SenesTech, Inc.

Dated: May 13, 2022	/s/Kenneth Siegel
Kenneth Siegel
Chief Executive Officer